Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the three-month period ending October 31, 2013 of Vacation Home Swap, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Donald MacDow, Chairman, President and Chief Financial Officer of the Company, and I, Henry McGrath, Director, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Donald MacDow

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Donald MacDow

President, Secretary Treasurer, Principal Executive Officer,

Principal Financial Officer and sole Director

 /s/ Henry McGrath

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Henry McGrath

Director

Dated:  December 20, 2013

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